Exhibit 99.1

Investor Visits New York City December 2 - 4, 2008

December 2 - 4, 2008 Investor Visits – New York City 2 Forward-Looking Statements and Where to Find Additional Information This presentation contains certain forward-looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected time-frames or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the war in Iraq; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in PacWest’s (including its predecessor’s) public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, PacWest’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. PacWest assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by PacWest or First Community with the SEC. The documents filed by PacWest with the SEC may be obtained at PacWest Bancorp’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by directing a request to: PacWest Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

December 2 - 4, 2008 Investor Visits – New York City 3 NASDAQ Symbol PACW Fully Diluted Shares 27.2 Million* Market Capitalization $687.9 Million ** Average Volume 444,098 shares per day ** Dividends Per Share $1.28 per year (5.09% yield) ** (Annualized) Analyst Coverage Credit Suisse FIG Partners Fox-Pitt, Kelton Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Noble Financial * Average fully diluted shares for quarter ended 9/30/08 ** Per share price of $25.29 as of November 25, 2008 Stock Summary

December 2 - 4, 2008 Investor Visits – New York City 4 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

December 2 - 4, 2008 Investor Visits – New York City 5 Overview Source: Company Filings Commercial Banking Focus in Southern California – $4.4 Billion in Assets at September 30, 2008 – Pro Forma $4.8 Billion Including the Deposits of Security Pacific Bank Acquired 11/7/08 – 60 Offices Throughout Southern California (62 Pro Forma with Acquired Deposits) Acquisitions – PACW is the Culmination of 19 Bank and Finance Company Acquisitions and 1 Deposit Acquisition – Acquisitions Augment Organic Growth – EPS Accretion Driven by Improving Profitability Financial Goals – High Profitability – EPS Growth – Minimal Earnings Volatility Operating Statistics – Net Interest Margin for September 2008 – 5.39% – Loan Yield for September 2008 – 7.05% – Cost of Deposits for September 2008 – 1.15% – Efficiency Ratio for Q308 – 62.0% – NPA Ratio at September 30, 2008 – 1.78% – Credit Loss Allowance to Net Loans at September 30, 2008 – 1.72% – Credit Loss Allowance to Nonaccrual Loans at September 30, 2008 – 119%

December 2 - 4, 2008 Investor Visits – New York City 6 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

December 2 - 4, 2008 Investor Visits – New York City 7 Operating Principles Profitability is Top Priority Strategic Focus on Low-Cost Deposits Strong Expense Management Solid Credit Quality Is a Must Results Include – Strong Net Interest Margin – Controlled Operating Expenses

December 2 - 4, 2008 Investor Visits – New York City 8 2009 Objectives Continued Focus on Credit Serve the Best and Largest Customers Grow DDA Balances Maintain Net Interest Margin Minimal Bank Acquisition Activity Continued Deposit Base Acquisitions

December 2 - 4, 2008 Investor Visits – New York City 9 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

December 2 - 4, 2008 Investor Visits – New York City 10 Non-Owner Occupied Residential Construction Exposure Balances as of Loan Category Balance Number of loans Average loan balance 6/30/2008 12/31/2007 (Dollars in thousands) Residential land acquisition and development 58,569 $32 1,830 $58,537 $80,033 $ Residential nonowneroccupied single family 84,885 40 2,122 97,525 133,694 Unimproved residential land 43,880 15 2,925 44,489 52,850 Residential multifamily 47,585 11 4,326 59,812 84,533 234,919 $ 98 $2,397 260,363 $351,110 $ As of September 30, 2008

December 2 - 4, 2008 Investor Visits – New York City 11 Nonaccrual and Past Due Loans Loan category 9/30/08 6/30/08 9/30/08 6/30/08 (Dollars in thousands) SBA 504 6,570 $2,493 $636 $1,898 $ SBA 7(a) and Express 4,161 13,006 340 551 Residential construction 7,401 10,762 - - Commercial real estate 22,852 25,322 5,558 2,309 Commercial construction 5,925 6,228 - - Commercial 4,153 2,966 1,495 2,821 Commercial land 881 1,519 - - Residential other 281 284 - 1,045 Residential land 1,988 518 - 1,058 Other, including foreign 2,706 1,018 202 3,657 56,918 $64,116 $8,231 $13,339 $ Nonaccrual Loans Balance as of Accruing and Over 30 Days Past Due

December 2 - 4, 2008 Investor Visits – New York City 12 Charge-Off History Source: Company Filings 0.08% 0.29% 0.03% 0.00% 0.24% -0.11% 0.25% -0.03%-0.05%-0.05% 0.21% 0.08% -0.01% 0.10% 0.00% 0.07% 0.02%0.01% -0.19% 0.07% 1.82% 0.50% 0.76% 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 3Q07 1Q08 3Q08 Net Charge-Offs to Average Loans September 30, 2008 Ratios: Nonaccrual Loans/Total Loans – 1.45% Credit Allowance/Net Loans – 1.72% Credit Allowance/Nonaccrual Loans – 119%

December 2 - 4, 2008 Investor Visits – New York City 13 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

December 2 - 4, 2008 Investor Visits – New York City 14 Non-Interest Bearing Deposits to Total Deposits 38% 38% 42% 46% 35% 33% 49% 43% 37% 22% 23% 24% 24% 22% 21% 23% 22% 22% 2000 2001 2002 2003 2004 2005 2006 2007 Q3 2008 PACW CA Peers * Excludes a short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL Data Source*

December 2 - 4, 2008 Investor Visits – New York City 15 Strong Net Interest Margins Versus Peers 5.42% 5.41% 5.24% 5.58% 5.32% 6.81% 6.37% 6.67% 6.34% 3.84% 4.19% 4.00% 3.96% 3.91% 3.91% 3.90% 3.82% 3.64% 2000 2001 2002 2003 2004 2005 2006 2007 Q3 2008 PACW Peers Peers Defined as median of all Major Exchange (NYSE, AMEX, NASDAQ) Banks with $3B to $7B in Assets as of period end. Source: Company Filings and SNL Data Source

December 2 - 4, 2008 Investor Visits – New York City 16 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

December 2 - 4, 2008 Investor Visits – New York City 17 78% 70% 66% 55% 57% 50% 47% 48% 62% 2000 2001 2002 2003 2004 2005 2006 2007 Q3 2008 Efficiency Ratio Source: Company Filings $35 $45 $51 $59 $61 $56 $55 $54 $53 2000 2001 2002 2003 2004 2005 2006 2007 Q3 2008 Average Branch Size ($ - M) Average Branch Size Source: Company Filings and SNL DataSource Focus and Execution Drive Efficiency

December 2 - 4, 2008 Investor Visits – New York City 18 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

December 2 - 4, 2008 Investor Visits – New York City 19 Acquisition Strategy Banks – Similar Strategic Focus – In-Market Consolidation – Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement Deposit Bases – High Transaction Account Balances – Proximity to Existing Offices – New Customer Relationships

December 2 - 4, 2008 Investor Visits – New York City 20 Strong Franchise Value * Source: SNL DataSource Pro Forma $4.8 Billion in Assets with Acquired Deposits – 11th Largest Publicly Traded CA Bank* – Largest Independent Bank in San Diego County Southern California Footprint – 60 Branches (62 Pro Forma with Acquired Deposits) Profitability Strong Capital Base Low Cost of Deposits High Net Interest Margin Solid Credit Quality

December 2 - 4, 2008 Investor Visits – New York City 21 Attractive Southern California Footprint

December 2 - 4, 2008 Investor Visits – New York City 22 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

December 2 - 4, 2008 Investor Visits – New York City 23 EPS Trends $0.47 $1.23 $1.58 $2.02 $2.27 $2.98 $3.21 $3.15 $1.24 2000 2001 2002 2003 2004 2005 2006 2007 2008E Consensus* 31% 7 – Year CAGR Source: Company Filings Top Decile Calculated from CAGR of EPS from 2000-2007 of All Public Banks With Available Data From SNL. *Consensus Estimates from First Call as of November 25, 2008. PacWest does not provide earnings guidance. Analyst estimates are provided for convenience only, and PacWest is neither endorsing nor adopting such estimates or the projections of any research analysts who cover the Company.

December 2 - 4, 2008 Investor Visits – New York City 24 0 100 200 300 400 500 Jun-00 Jun-01 Jun-02 Jun-03 Jun-04 Jun-05 Jun-06 Jun-07 Jun-08 PacWest KBW Bank Index S&P 500 Stock Performance vs. Indices Data Through 11/25/08

December 2 - 4, 2008 Investor Visits – New York City 25 Non GAAP Measurements Source: Company Filings In thousands, except per share data and percentages September 30, 2008 June 30, 2008 March 31, 2008 Net earnings (loss) as reported 9,551 $(474,514) $(272,723) $ Legal settlement, net of tax - 452 - Reorganization costs, net of tax - 150 - Goodwill write-off - 486,701 275,000 Net operating earnings 9,551 $ 12,789 $ 2,277 $ GAAP basic shares outstanding 27,191.1 27,166.8 27,145.2 Effect of restricted stock and dilutive stock options (a) 12.7 - - GAAP diluted shares outstanding 27,203.8 27,166.8 27,145.2 Operating earnings basic shares outstanding 27,191.1 27,166.8 27,145.2 Effect of restricted stock and dilutive stock options 12.7 11.5 18.1 Operating earnings diluted shares outstanding 27,203.8 27,178.3 27,163.3 GAAP basic and diluted earnings (loss) per share 0.35 $ (17 .47) $ (10.05) $ Net operating diluted earnings per share 0.35 $ 0 .47 $ 0.08 $ GAAP return on average assets 0.88% (39.18%) (21.10%) Net operating return on average assets 0.88% 1.06% 0.18% GAAP return on average equity 10.10% (223.19%) (96.35%) Net operating return on average equity 10.10% 6.02% 0.80% Noninterest expense as reported 37,848 $524,084 $310,310 $ Le gal settlement - (780) - Reorganization costs - (258) - Goodwill write-off - (486,701) (275,000) Operating noninterest expense 37,848 $36,345 $35,310 $ GAAP efficiency ratio 62.0% 856 .7% 481.6% Net operating efficiency ratio 62.0% 59 .4% 54.8% (a ) Anti-dilutive for the quarters ended September 30, June 30, and March 31, 2008 Quarter Ended